UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 6, 2005

CYGNUS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware (State or Other Jurisdiction of Incorporation)	0-18962 (Commission File Number)	94-2978092 (IRS Employer Identification No.)

88 Kearny Street, 4th Floor, San Francisco, California (Address of Principal Executive Offices)	94108 (Zip Code)

Registrant’s Telephone Number, including area code: (415) 392-6220

N/A
(Former name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
SIGNATURES

Item 8.01. Other Events.

     On June 3, 2005, the Board of Directors of Cygnus, Inc. consented to John C Hodgman, Chairman, President and Chief Executive Officer of Cygnus, accepting employment with Aerogen, Inc., located in Mountain View, California, in the capacity of President, Chief Executive Officer and Director of Aerogen, under the terms of his Employment Agreement dated March 22, 2005 with Cygnus. Mr. Hodgman joined Aerogen effective June 6, 2005. Mr. Hodgman will continue as the Chairman, President and Chief Executive Officer of Cygnus.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYGNUS, INC.
Date: June 9, 2005	By:	/s/ Barbara G. McClung
Barbara G. McClung
Chief Legal Officer and Corporate Secretary